UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2022 (November 28, 2022)

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $0.01 par value	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A herby amends Item 5.02 of the Current Report on Form 8-K of Consolidated Communications Holdings, Inc. (the “Company”) dated November 28, 2022 to add the information described herein.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2022, the Company filed a Current Report on Form 8-K announcing that Steven L. Childers stepped down as Chief Financial Officer and Treasurer of the Company effective as of December 1, 2022, and that he would continue to provide transition services through December 31, 2022. Mr. Childers subsequently entered into a Separation Agreement dated December 22, 2022 (the “Separation Agreement”) in connection with his termination of employment.

Pursuant to the Separation Agreement, Mr. Childers is eligible to receive the following benefits, subject to his continued employment through December 31, 2022:

●	a lump sum payment of $1,038,000 (representing 1½ times his current base salary and target bonus for fiscal 2022),
●	a lump sum payment of $292,000 (representing his target bonus for fiscal 2022),
●	accelerated vesting of 292,290 shares of unvested restricted stock and performance stock granted under the Company’s Amended and Restated Long-Term Incentive Plan (with the remaining 110,745 unvested shares to be forfeited), and
●	continued coverage under the Company’s health and welfare benefit plans at active employee rates for 18 months, or if earlier, until he becomes covered by a plan maintained by an entity other than the Company.

Mr. Childers’ severance benefits are conditioned on his execution and non-revocation of a release of claims.

The Separation Agreement also provides that Mr. Childers will provide consulting services to the Company as may be requested from time-to-time, up to 20 hours per month through June 30, 2023, and thereafter, up to 10 hours per month through December 31, 2023.

Mr. Childers will continue to be subject to the non-compete and non-solicitation restrictive covenants and the confidentiality provisions in the Employment Security Agreement previously entered into between him and the Company (see Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2022
Consolidated Communications Holdings, Inc.

	By:	/s/ J. Garrett Van Osdell
Name: J. Garrett Van Osdell
Title: Chief Legal Officer